EXHIBIT 10.24.2


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                            ELECTRIC LIGHTWAVE, INC.,
                           CITIZENS UTILITIES COMPANY,
                                       AND
                             CITIZENS NEWCO COMPANY


                                       TO


                                 CITIBANK, N.A.
                                    (Trustee)

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                          FIRST SUPPLEMENTAL INDENTURE
                           Dated as of April 15, 1999


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                          Supplemental to the Indenture
                           Dated as of April 15, 1999




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                                                        i


                              TABLE OF CONTENTS

                                                                                                              Page

Section 1.        Definitions....................................................................................2
Section 2.        Forms of the Notes.............................................................................3
Section 3.        Terms of the Notes.............................................................................3
Section 4.        Repurchase at the Option of the Holder.........................................................5
Section 5.        Redemption at the Option of the Company........................................................7
Section 6.        The Citizens Guarantee.........................................................................8
Section 7.        The Citizens Newco Guarantee..................................................................10
Section 8.        Adjustment of the Applicable Annual Interest Rate.............................................11
Section 9.        Amendment to Indenture for Purposes of Notes due May 2004.....................................13
Section 10.       Incorporation of Indenture....................................................................15
Section 11.       Acceptance of Trust...........................................................................15
Section 12.       Conflict with Trust Indenture Act.............................................................15
Section 13.       Governing Law.................................................................................15
Section 14.       Recitals......................................................................................15
Section 15.       Amendments....................................................................................15
Section 16.       Counterparts..................................................................................15





         FIRST SUPPLEMENTAL INDENTURE, dated as of April 15, 1999, made by ELECTRIC LIGHTWAVE, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal administrative offices at 4400 NE 77th Avenue, Vancouver, WA 98662, CITIZENS UTILITIES COMPANY (herein called "Citizens" or "Citizens Guarantor") and CITIZENS NEWCO COMPANY (herein called "Citizens Newco" or "Citizens Newco Guarantor"), each a corporation duly organized and existing under the laws of the State of Delaware and each having its principal administrative offices at High Ridge Park, Stamford, CT 06905, to CITIBANK, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee"), having its principal corporate trust office at 111 Wall Street, 5th Floor, Zone 2, New York, NY 10005 (the "First Supplemental Indenture").


                                    RECITALS


         WHEREAS, the Company has entered into an Indenture dated as of April 15, 1999 (the "Indenture"), with the Trustee to provide for the issuance from time to time of the Company's notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series; and

         WHEREAS, Section 901 of the Indenture provides, among other things, that the Company and any Guarantor and the Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Indenture and adding to the covenants of the Company for the benefit of the Holders of any series of Securities and providing for a guarantee of any series of Securities; and

         WHEREAS, the Company by corporate action duly taken has authorized the issuance of a first series of Securities designated as the Notes Due May 15, 2004 (hereinafter sometimes called the "Notes"), which series is limited in aggregate principal amount to $450,000,000, such Notes to contain such provisions as have been caused to be determined by or at the direction of, the Board of Directors of the Company and as are set forth in this First Supplemental Indenture to the Indenture; and

         WHEREAS, Citizens Guarantor by corporate action duly taken has authorized the guarantee of a first series of Securities designated as the Notes Due May 15, 2004, which series is limited in aggregate principal amount to $450,000,000, such Citizens Guarantee to contain such provisions as have been caused to be determined by or at the direction of, the Board of Directors of the Company and as are set forth in this First Supplemental Indenture to the Indenture (the First Supplemental Indenture together with the Indenture, hereinafter referred to as the Indenture unless the context otherwise requires); and

         WHEREAS, Citizens Newco Guarantor by corporate action duly taken has authorized the Guarantee of a first series of Securities designated as the Notes Due May 15, 2004, which series is limited in aggregate principal amount to $450,000,000, such Citizens Newco Guarantee to contain such provisions as have been caused to be determined by or at the direction of, the Board of Directors of the Company and as are set forth in this First Supplemental Indenture to the Indenture; and

         WHEREAS, Citizens Guarantor owns as of the date hereof, and if the Separation occurs, Citizens Newco will own, beneficially and of record, 100% of the Class B stock of the Company; the Company, Citizens Guarantor and Citizens Newco Guarantor are members of the same consolidated group of companies and are engaged in related businesses, Citizens Guarantor, and if the Separation occurs, Citizens Newco Guarantor, will derive direct and indirect economic benefit from the issuance of the Notes, accordingly Citizens Guarantor and NewTelecom Guarantor have duly authorized the execution and delivery of this Supplemental Indenture; and

         WHEREAS, all conditions have been complied with, all actions have been taken and all things have been done which are necessary to make the Notes, when executed by the Company and authenticated by or on behalf of the Trustee and when delivered as herein and in the Indenture provided, the valid obligations of the Company, and to make this First Supplemental Indenture a valid and binding supplemental indenture.

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Notes, as follows:

         Section 1. Definitions. For all purposes of this First Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:

         (a)terms used herein in capitalized form and defined in the Indenture shall have the meanings specified in the Indenture;

         (b)the words "herein", "hereof" and "hereto" and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular Section or other subdivision of this First Supplemental Indenture;

         (c)the provisions of this First Supplemental Indenture shall be read in conjunction with the provisions of the Indenture only with respect to the Notes and the provisions of the Indenture shall not be modified by this First Supplemental Indenture with respect to any series of the Securities outstanding or to be outstanding under the Indenture, other than the Notes; and

         (d)terms defined in this First Supplemental Indenture shall apply only to this First Supplemental Indenture and the Notes hereunder, and such definitions shall not apply to any supplemental indenture other than this First Supplemental Indenture or to any Securities outstanding or to be outstanding under the Indenture other than the Notes.

         (e)"Citizens Guarantor" means Citizens Utilities Company, a Delaware corporation.

         (f)"Citizens  Newco   Guarantor"  means  "Citizens  Newco  Company,"  a
            Delaware corporation.

         (g)The "Citizens Guarantee" means the guarantee of Citizens Guarantor pursuant to Section 6 of this First Supplemental Indenture.

         (h)The "Citizens Newco Guarantee" means the guarantee of Citizens Newco
            Guarantor   pursuant  to  Section  7  of  this  First   Supplemental
            Indenture.

         (i)"Guarantor" as of any time means whichever of Citizens Guarantor and Citizens Newco Guarantor is the then Guarantor of the Company's obligations hereunder, or, if both the Citizens Guarantee and the Citizens Newco Guarantee are then in effect, "Guarantor" shall include Citizens Guarantor and Citizens Newco Guarantor.

         (j)"Rating Agencies" means Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") unless one of them has been replaced by a Substitute Rating Agency in which case Rating Agencies shall mean the Substitute Rating Agency and whichever of S&P or Moody's has not been replaced.

         (k)"Substitute Rating Agency" means a nationally recognized statistical
            rating   organization  (as  the  term  is  used  in  the  rules  and regulations of the Commission under the Securities Exchange Act).

         (l)"Separation" means the distribution of the common stock of Citizens Newco Guarantor to the stockholders of Citizens' Guarantor, Citizens Guarantor having previously contributed telecommunications assets to Citizens Newco Guarantor.

         (m)"Separation Date" means the date that the distribution of the common stock of Citizens Newco Guarantor to the stockholders of Citizens Guarantor is effective.

         Except as otherwise expressly provided or unless the context otherwise requires, "First Supplemental Indenture" means this instrument as originally executed or, if amended or supplemented pursuant to the applicable provisions of the Indenture, as amended or supplemented.

         Section 2. Forms of the Notes. The Notes shall be in substantially the form set forth in Exhibit A to this First Supplemental Indenture, as such form may be completed pursuant to Section 3 hereof, the terms of which Exhibit A are herein incorporated by reference and made a part of this First Supplemental Indenture.

         Section 3. Terms of the Notes. The terms of the Notes shall be as follows:

         (a)the Securities to be issued under the Indenture and this First Supplemental Indenture shall be the Notes and shall be designated as the " Notes Due May 15, 2004";

         (b)the Notes shall constitute a single series of the Securities under the Indenture, which series is limited in aggregate principal amount to $450,000,000, of which Notes in the aggregate principal amount of $325,000,000 are being issued pursuant to this First Supplemental Indenture. Notwithstanding any other provision hereof, this First Supplemental Indenture may be amended or supplemented without the consent of the Holders for the purpose of issuing additional securities up to such maximum aggregate principal amount of $450,000,000.

         (c)interest on each of the Notes shall be payable (i), until the adjustment (specified in Section 8), if any, at the rate per annum specified in the Notes and (ii) from and after the date of the adjustment (specified in Section 8), if any, at the Applicable Annual Interest Rate. Such interest will be payable from and after the date of issuance of the Notes, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on May 15 and November 15 in each year, commencing on November 15, 1999 and as provided for in Section 8 hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
            Day), as the case may be, next preceding such Interest Payment Date. Any interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such a Holder and shall be paid by the Company as provided in Section 307 of the Indenture;

         (d)the Notes shall be subject to an interest rate adjustment as provided in Section 8 hereof;

         (e)principal on the notes shall be payable on May 15, 2004 ("Maturity") unless earlier redeemed, repurchased or accelerated;

         (f)the Notes shall be guaranteed by Citizens Guarantor and/or Citizens Newco Guarantor, as applicable, as provided in Sections 6 and 7 hereof;

         (g)some or all of the Notes shall be repurchased by the Company at the option of the holder as provided in Section 4 hereof;

         (h)some or all of the Notes may be redeemed by the Company as provided in Section 5 hereof;

         (i)as provided in Sections 1301, 1302, 1303 and 1304 of the Indenture, the Company may terminate its obligations under the Notes, the Indenture and this First Supplemental Indenture with respect to the Notes and may omit to comply with any term, provision or condition or any obligation of the Company contemplated by this First Supplemental Indenture. Upon the Company's exercise of the option to effect defeasance under Sections 1302, 1303 and 1304 of the Indenture and the effectiveness of such defeasance in accordance with and subject to the applicable terms of Sections 1302, 1303 and 1304 of the Indenture, the Company and the then current Guarantor or Guarantors shall each be released from all of its obligations with respect to the Notes, the Indenture and the First Supplemental Indenture as provided in Section 1302, 1303 or 1304, as the case may be, except for those provisions identified in Article XIII of the Indenture as not subject to covenant defeasance and those provisions which the Company elects to comply with and not to make the subject of a covenant defeasance in an Officer's Certificate delivered to the Trustee;

         (j)unless otherwise provided with respect to a Book- Entry Security or pursuant to any successor book-entry security system or similar system, payments of interest will be made by check mailed to the Holder of each Note at the address shown in the Security Register or, at the option of the Holder, to such other place in the United States of America as the Holder shall designate to the Trustee in writing. The principal amount of the Notes will be paid at Maturity by check against presentation of the Notes at the office or agency of Citibank, N.A., as Trustee, in New York, New York, or such other address in New York, New York, as the Trustee shall designate by written notice to the Holders of the Notes;

         (k)the  Notes  shall  be  issued  in   registered   form  only  and  in
            denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000;

         (l)principal of (and premium, if any) and interest on the Notes shall be payable in the coin or currency of the United States of America, which, at the time of payment, is legal tender for public and private debts;

         (m)so long as any Notes are registered in the name of Cede & Co., or any other nominee of The Depository Trust Company ("DTC"), and are intended to be Book-Entry Securities, the provisions of Section 311 of the Indenture shall apply to such Notes. Thereafter the Notes may be subjected to the requirements of a successor book-entry securities system that may be adopted by the Company in accordance with the provisions of the Indenture and this First Supplemental Indenture;

         Section 4. Repurchase at the Option of the Holder.

         (a)If, on or before the Separation Date, the long-term unsubordinated unsecured debt of Citizens Newco, or Citizens Newco if no such debt exists, has received a below investment grade credit rating from one of the Rating Agencies, which rating shall be confirmed on the Separation Date, each Holder shall have the right, at such Holder's option, exercisable no later than 30 days after the Company has issued a notice to Holders as specified in Section 4(b) hereof of such below investment grade credit rating (which notice shall be given no later than 5 days after the Separation Date) to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase (in $1,000 or any integral multiple thereof in principal amount), all or any part of such Holder's Notes (such notes elected to be repurchased, the "Put Notes"), on a date to be established by the Company that shall be no later than 70 days after the Separation Date (the "Repurchase Date") at a repurchase price in cash equal to 100% of the principal amount of such Notes (the
            "Repurchase Price"), together with accrued and unpaid interest to the Repurchase Date.

         (b)In the event that on or before the Separation Date, the long-term unsubordinated unsecured debt of Citizens Newco, or Citizens Newco if no such debt exists, has received a below investment grade credit rating from one of the Rating Agencies, which rating shall be confirmed on the Separation Date, the Company shall give notice to the Holders of the Notes within five days after the Separation Date (the "Company's Notice") informing them (i) of the Separation Date,
            (ii) that the Citizens Newco Guarantee is effective, (iii) that Citizens Newco has received a below investment grade credit rating,
            (iv) that each Holder of the Notes may elect to have some or all of its Notes repurchased by the Company by giving notice of such election in writing to the Company as specified in Section 4(c) hereof no later than 30 days after the date of the Company's Notice, and (v) of such other information regarding such other procedures to be followed as the Company may deem appropriate.

         (c)To exercise a repurchase right, a Holder of Notes shall deliver (i) to the Company and to the Trustee, irrevocable written notice of the Holder's election to exercise such right (the "Holder's Notice"), which shall set forth the name of the Holder, the amount of Notes to be repurchased and a statement that an election to exercise the repurchase right is being made thereby and (ii) to the Trustee, the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company if required by the Trustee or the Company. Put Notes held by a securities depositary may be delivered in such other manner as may be agreed to by such securities depositary and the Company and the Trustee. The Holder's Notice shall be irrevocable. So long as the Put Notes are represented by a global security, only Cede & Co., as the sole registered holder of the Notes, may give notice of intention to exercise the election to have such Put Notes repurchased. The Put Notes surrendered for repurchase shall, on the Repurchase Date, become due and payable at the Repurchase Price, and from and after such date (unless the Company shall default in the payment of the Repurchase Price and accrued interest, if any) such Put Notes shall cease to bear interest. Upon surrender of any such Put Notes for repurchase in accordance with the Holder's Notice, such Put Notes shall be paid by the Company at the Repurchase Price plus accrued and unpaid interest to the Repurchase Date.

         (d)On or before the Repurchase Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the Repurchase Price of, and (except if the Repurchase Date shall be an Interest Payment
            Date) accrued interest on, all the Put Notes which are to be repurchased on that date.

         (e)If any Put Note surrendered for redemption shall not be so paid on the Repurchase Date, such Put Note shall, until paid, continue to bear interest to the extent permitted by applicable law from the Repurchase Date at the same rate as the rate borne theretofore by such Put Note. The Company shall pay the Holder of such Put Note the additional amount of interest arising from this subsection at the same time that it pays the Repurchase Price.

         (f)Any Note which is to be repurchased only in part shall be surrendered at the Place of Payment (with, if the Company or the Trustee for such Note so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Note duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and such Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

         Upon such payment to the Trustee by the Company, the Company shall have no further obligation for payment of principal and interest on the Put Notes, which shall be deemed to be no longer outstanding, and, subject to Section 6(f) Citizens Guarantor shall be discharged from all of its obligations as guarantor of any Notes.

         Section 5. Redemption at the Option of the Company.

         (a)Subject to the provisions of Article XI of the Indenture, in the event of a Change of Control, other than a Change of Control that would arise because of the Separation, the Company, at its option, may redeem all or any portion of the Notes at a redemption price, plus accrued and unpaid interest to the date of redemption, equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30 day months) at the applicable Treasury Yield plus 25 basis points. If the Company elects to exercise its option to redeem all or any portion of the Notes, it will notify the Trustee within 15 days of the change of control of its exercise, in full or in part, of such option, which shall be irrevocable, and of the Redemption Date. The date selected for the Redemption Date shall be at least 35 days after the date of the notification of the Trustee in the case of a redemption of all of the Notes, or at least 40 days after the date of the notification of the Trustee in the case of a partial redemption (unless shorter periods shall be satisfactory to the Trustee or unless longer periods are required by applicable book entry procedures of DTC), all as otherwise permitted or required by Article XI of the Indenture and by this First Supplemental Indenture.

         (b)For purposes of Section 5 of this First Supplemental Indenture, a "Change of Control" shall be deemed to have occurred if (a) any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) other than Citizens or Citizens Newco shall own directly or indirectly, beneficially or of record, shares representing 50% or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; or (b) a majority of the seats (other than vacant seats) on the Board of Directors of the Company shall at any time have been occupied by Persons who were neither (i) nominated by the management of the Company nor (ii) appointed by Directors so nominated, or (c) any Person or group other than Citizens or Citizens Newco shall otherwise directly or indirectly control the Company. The Separation shall not constitute a Change of Control.

         "Treasury Yield" means, with respect to any Redemption Date applicable to the Notes, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury price for such Redemption Date.

         "Comparable Treasury Issue" means, with respect to the Notes, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Notes.

         "Independent Investment Banker" means, with respect to the Notes offered hereby, Bear Stearns & Co. Inc., or, if such firm is unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

         "Comparable Treasury Price" means, with respect to any redemption date applicable to the Notes, (i) the average of the applicable Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such applicable Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Reference Treasury Dealer" means, with respect to the Notes offered hereby, Bear Stearns & Co. Inc.; provided, however, that if the foregoing shall cease to be a primary United States Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes. On average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury issue for the Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         (c)Holders of the Notes to be redeemed will receive notice thereof by first-class mail at least 15 and not more than 60 days prior to the date fixed for redemption.

         Section 6. The Citizens Guarantee.

         (a)For good and valuable consideration, the receipt of and sufficiency of which is hereby acknowledged, Citizens Guarantor, a party to the Indenture and this First Supplemental Indenture, hereby fully and unconditionally guarantees as a primary obligor not as a surety only on an unsecured basis to each Holder of a Note authenticated and delivered by the Trustee, and to the Trustee and its successors and assigns on behalf of such Holder, the full and punctual payment of the principal (and premium, if any) and interest on such Note when and as the same shall become due and payable, whether at Maturity, by acceleration, call for redemption, offer to purchase or otherwise, in accordance with the terms of such Note, the Indenture and of this First Supplemental Indenture. In case of the failure of the Company punctually to make any such payment, Citizens Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at Maturity or by acceleration, call for redemption, offer to purchase or otherwise, and as if such payment were made by the Company.

         (b)Citizens Guarantor agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Note, the Indenture or this First Supplemental Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or guarantor or any consent to departure from any requirement of any other guarantee of all or any of the Notes or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Citizens Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that Citizens Guarantor will not be discharged in respect of such Note except by complete performance of the obligations contained in such Note and in the Citizens Guarantee.

         (c)Citizens Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes, or to enforce or exercise any other right or remedy with respect to the Notes, Citizens Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         (d)Citizens Guarantor shall be subrogated to all rights of the Holders of the Notes in respect of any amounts paid by Citizens Guarantor on account of such Notes pursuant to the provisions of its Citizens Guarantee or the Indenture; provided, however, that Citizens Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Notes issued hereunder shall have been paid in full.

         (e)If Citizens Guarantor makes or is required to make any payment in respect of its Citizens Guarantee it shall be entitled to seek contribution from any other guarantors to the extent permitted by applicable law, provided, however, that Citizens Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of contribution until the principal of (premium, if any) and interest on all Notes issued hereunder shall have been paid in full.

         (f)The Citizens Guarantee shall remain in full force and effect and continue to be effective until the earliest of the Separation (provided that the long-term unsubordinated unsecured debt of Citizens Newco, or Citizens Newco, if no such debt exists, receives investment grade credit ratings from the Rating Agencies), repurchase  by the  Company  of all of the Put Notes as set forth in
            Section 4 hereof,  the payment in full (or  provision for payment in full) of all Notes issued hereunder or the defeasance of all Notes issued hereunder pursuant to Article XIII of the Indenture. Upon such receipt by Citizens Newco at the Separation of investment grade credit ratings from the Rating Agencies, repurchase, payment in full or defeasance, Citizens Guarantee shall terminate and all of Citizens Guarantee Obligations hereunder shall cease provided, that, the Citizens Guarantee shall remain in effect with respect to any obligation of the Company to the Trustee under Section 607 of the Indenture until such obligations have been satisfied, and further provided, that, (i) if the Separation occurs and Citizens Newco has not received a below investment grade credit rating and any of the following events ("Company Insolvency Events") occurs prior to the
            Separation or (ii) if the Separation occurs and Citizens Newco receives a below investment grade credit rating and any Company Insolvency Event occurs prior to the repurchase of all of Put Notes,
            (A) any petition should be filed by or against the Company for liquidation or reorganization, (B) should the Company become insolvent or make an assignment for the benefit of creditors or (C) should a receiver or trustee be appointed for all or any part of the Company's assets, the Citizens Guarantee shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Notes, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         Section 7. The Citizens Newco Guarantee.

         (a)The Citizens Newco Guarantee set forth immediately below shall become effective upon the Separation. For good and valuable consideration, the receipt of and sufficiency of which is hereby acknowledged, Citizens Newco Guarantor a party to the Indenture and this First Supplemental Indenture, hereby fully and unconditionally guarantees as a primary obligor not as a surety only on an unsecured basis to each Holder of a Note authenticated and delivered by the Trustee, and to the Trustee and its successors and assigns on behalf of such Holder, the full and punctual payment of the principal (and premium, if any) and interest on such Note when and as the same shall become due and payable, whether at Maturity, by acceleration, call for redemption, offer to purchase or otherwise, in accordance with the terms of such Note, the Indenture and of this First Supplemental Indenture. In case of the failure of the Company punctually to make any such payment, Citizens Newco Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at Maturity or by acceleration, call for redemption, offer to purchase or otherwise, and as if such payment were made by the Company.

         (b)Citizens Newco Guarantor agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Note, the Indenture or this First Supplemental Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or guarantor or any consent to departure from any requirement of any other guarantee of all or any of the Notes or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Citizens Newco Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the
            Company, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that Citizens Newco Guarantor will not be discharged in respect of such Note except by complete performance of the obligations contained in such Note and in the Guarantee.

         (c)Citizens Newco Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes, or to enforce or exercise any other right or remedy with respect to the Notes, Citizens Newco Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         (d)Citizens Newco Guarantor shall be subrogated to all rights of the Holders of the Notes in respect of any amounts paid by Citizens Newco Guarantor on account of such Note pursuant to the provisions of its Citizens Newco Guarantee or the Indenture; provided, however, that Citizens Newco Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Notes issued hereunder shall have been paid in full.

         (e)If Citizens Newco Guarantor makes or is required to make any payment in respect of its Citizens Newco Guarantee it shall be entitled to seek contribution from any other guarantors to the extent permitted by applicable law, provided, however, that Citizens Newco Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of contribution until the principal of (premium, if any) and interest on all Notes issued hereunder shall have been paid in full.

         (f)The Citizens Newco Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Notes, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. The Citizens Newco Guarantee shall terminate when all the Notes issued hereunder are paid in full or shall have been effectively defeased pursuant to Article XIII of The Indenture provided that it shall remain in effect with respect to any obligations of the Company to the Trustee under Section 607 of the Indenture until such obligations have been satisfied.

         Section 8. Adjustment of the Applicable Annual Interest Rate.

         (a)Effective with the substitution of the Citizens Newco Guarantee for the Citizens' Guarantee, the interest rate payable on the Notes will be adjusted in accordance with the following table. The credit ratings referred to in the table will be the credit ratings announced on or before the Separation and confirmed by the Rating Agencies on the Separation Date for the long-term unsubordinated unsecured debt of Citizens Newco or Citizens Newco, if no such debt exists, after the Separation.

S&P Rating           Moody's Rating              Applicable Annual Interest Rate

BBB+ or above        Baa1 or above                             6.05%
BBB                  Baa2                                      6.20%
BBB-                 Baa3                                      6.45%


         (b)If the Applicable Annual Interest Rate indicated in the above table for the S&P credit rating and for the Moody's credit rating are not identical, the Applicable Annual Interest Rate payable on the Notes from and after the effectiveness of the Citizens Newco Guarantee shall be the arithmetical mean of (i) the Applicable Annual Interest Rate indicated by the table for the S&P credit rating and (ii) the Applicable Annual Interest Rate indicated by the table for the Moody's credit rating.

         (c)"Investment grade credit rating" means a rating of the long-term unsubordinated unsecured debt of Citizens Newco of at least BBB- (or the equivalent thereof), in the case of a rating by S&P, and a rating of such debt of at least Baa3 (or the equivalent thereof), in the case of a rating by Moody's.

         (d)If an interest rate adjustment occurs during any interest payment period, interest will be payable on the Notes for such interest payment period at the rate equal to the weighted average of the applicable rates in effect during such period, which shall be calculated by multiplying each applicable rate by the number of days such applicable rate is in effect during such interest payment period, determining the sum of such products and dividing such sum by the number of days in such interest payment period. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30 day months. The applicable rate payable on the Notes will in no event be higher than the maximum interest rate permitted by the New York State law as the same may be modified by United States law of general application.

         (e)Unless (i) the Separation has occurred or (ii) the Company certifies to the Trustee that the Separation has been abandoned and will not occur, for so long as any of the Notes are outstanding, the Company, Citizens and Citizens Newco shall provide such information, and take all other reasonable and customary action as shall be necessary or appropriate to enable each of S&P and Moody's to provide a credit rating for Citizens Newco.

         (f)If the credit rating of either S&P or Moody's is not available at the time of Separation notwithstanding the providing of the information by the Company and Citizens Newco to a Rating Agency which it has requested and the taking of all other reasonable and customary action as may be necessary or appropriate to secure a credit rating, a Substitute Rating Agency shall be designated in an instrument delivered to the Trustee providing for the replacement of S&P or Moody's, as the case may be, and the Company, Citizens and Citizens Newco shall provide such information, and take all other reasonable and customary action as shall be necessary or appropriate to enable the Substitute Rating Agency to provide a credit rating. Upon delivery of such instrument, for purposes of the foregoing table Moody's or S&P will be deemed to have been replaced and the credit ratings to be used in the foregoing table shall be the equivalents of the S&P or Moody's credit ratings in the specified table.

         Section 9. Amendment to Indenture for Purposes of Notes due May 2004.

         For all purposes of the Notes and for no other purposes, subsection (4) of Section 501 shall read as follows:

         "(4) material default in the performance, or material breach, of any covenant or obligation of the Company or of the Guarantor in this Indenture (other than a covenant or obligation a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;"

         For all purposes of the Notes and for no other purposes, subsection (5) of Section 501 shall read as follows:

         (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or of the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or of the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         For all purposes of the Notes and for no other purposes, subsection (6) of Section 501 shall read as follows:


         (6) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or of the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of the Guarantor or of any substantial part of its property, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the talking of corporate action by the Company or the Guarantor in furtherance of any such action; or

         For all purposes of the Notes and for no other purposes, with respect to Section 501, the word "or", the last word of subsection (6), shall be deleted; the existing subsection (7) shall be renumbered as subsection (8); and a new subsection (7) shall read as follows:

         "(7) if at any time prior to the Separation or the repurchase of the Put Notes, as applicable, the Citizens Guarantee ceases to be in full force and effect or Citizens denies or disaffirms its obligations under its Guarantee, or, if at any time after the Separation, the Citizens Newco Guarantee ceases to be in full force and effect or Citizens Newco denies or disaffirms its obligations under its Guarantee; or"

         For all purposes of the Notes and for no other purposes, the first paragraph of Section 502 shall read:

         "If an Event of Default with respect to the Securities of any series Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable."

         For all purposes of the Notes and for no other purposes, subsection (2) of Section 507 shall read as follows:

         "(2) the Holders of at least 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;"

         For all purposes of the Notes and for no other purposes, subsection (5) of Section 507 shall read as follows:

         "(5) no direction inconsistent with such written request has been given to the Trustee during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;"

         Section 10. Incorporation of Indenture. From and after the date hereof, the Indenture, as supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument with respect to the Notes.

         Section 11. Acceptance of Trust. The Trustee accepts the trusts created by the Indenture, as supplemented by the First Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture, as so supplemented.

         Section 12. Conflict with Trust Indenture Act. If any provision of the Indenture or this First Supplemental indenture limits, qualifies or conflicts with a provision which would be required to be included in the Indenture and in the First Supplemental Indenture if the Indenture and the First Supplemental Indenture were to be qualified under the Trust Indenture Act, such required provision of the Act shall control. If any provision of the Indenture or the First Supplemental Indenture purports to modify or exclude any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Act shall be deemed to apply to the Indenture or this First Supplemental Indenture only as so modified or if not so excluded, as the case may be.

         Section 13. Governing Law. This First Supplemental Indenture, and the Notes, shall be governed by and construed in accordance with the laws of the State of New York.

         Section 14. Recitals. The recitals contained in the Indenture, this First Supplemental Indenture and the Notes, except the Trustee's certificate of authentication, shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture, as supplemented by this First Supplemental Indenture.

         Section 15. Amendments. Notwithstanding any other provisions hereof, all amendments to the Indenture made hereby shall have effect only with respect to the Notes, and not with respect to the Securities of any other series created subsequent to the date hereof.

         Section 16. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


        IN  WITNESS   WHEREOF,   the  parties  hereto  have  caused  this  First
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                    ELECTRIC LIGHTWAVE, INC.



                                    By: /s/ Robert J. DeSantis
                                    Vice President, Chief Financial Officer
                                                and Treasurer

Attest:



/s/ Charles J. Weiss
     Secretary


                                    CITIZENS UTILITIES COMPANY



                                    By: /s/ Robert J. DeSantis
                                    Vice President, Chief Financial Officer
                                                and Treasurer
Attest:



/s/ Charles J. Weiss
     Secretary



                             CITIZENS NEWCO COMPANY



                                    By: /s/ Robert J. DeSantis
                                    Vice President, Chief Financial Officer
                                                and Treasurer
Attest:



/s/ Charles J. Weiss
     Secretary



                                     CITIBANK, N.A.,
                                     as Trustee



                                     By: /s/ Florence Mills
                                     Senior Trust Officer

Attest:





/s/ Jenny Cheng



























63135516.07



County of Fairfield        )
                           ) ss.:
State of Connecticut       )


         On the 27th day of April, 1999, before me personally came Robert J. DeSantis, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer, Vice President and Treasurer of ELECTRIC LIGHTWAVE, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                             /s/ Mildred L. Hudson
                                             Notary Public, State of Connecticut





County of Fairfield        )
                           ) ss.:
State of Connecticut       )


         On the 27th day of April, 1999, before me personally came Robert J.DeSantis, to me known, who, being by me duly sworn, did depose and say that he is the Chief Financial Officer, Vice President and Treasurer of CITIZENS UTILITIES COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                             /s/ Mildred L. Hudson
                                             Notary Public, State of Connecticut




County of Fairfield        )
                           ) ss.:
State of Connecticut       )


         On the 27th day of April, 1999, before me personally came Robert J. DeSantis, to me known, who, being by me duly sworn, did depose and say that he is the Chief Financial Officer, Vice President and Treasurer of CITIZENS NEWCO COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              /s/ Mildred L. Hudson
                                             Notary Public, State of Connecticut





County of New York         )
                           )        ss.:
State of New York )


         On this 27th day of April, in the year of 1999 before me personally came Florence Mills, to me personally known, who being by me duly sworn did depose and say that she is a Senior Trust Officer of Citibank, N.A., one of the corporations described in and which executed the foregoing indenture; that she knows the seal of said corporation; that the seal affixed to said instrument opposite the execution thereof on behalf of said corporation is the corporate seal of said corporation; that said instrument was signed and said corporate seal was so affixed on behalf of said corporation by authority and order of its board of directors; that she signed her name thereto by like authority; and she acknowledged said instrument to be her free act and deed and the free act and deed of said Bank.

         IN WITNESS WHEREOF I have hereunder set my hand and affixed my official seal, at New York in said State of New York, the day and year first above written.



                            /s/ Katherine Lee Dominus
                                               Notary Public, State of New York